Exhibit 10.5

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY ONLY BE OFFERED AND SOLD OR OTHERWISE TRANSFERRED IN ACCORDANCE WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR, IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER, THEN IN ACCORDANCE WITH SUCH EXEMPTION.


                          NON-RECOURSE PROMISSORY NOTE

$25,000
                                                              New York, New York
                                                              As of June 1, 2004

         FOR VALUE RECEIVED, the undersigned, That Event Company, a professional company operating in Massachusetts ("Borrower"), hereby promises to pay ConsultAmerica, Inc., a company organized under the laws of Delaware ("Lender"), the principal amount of Twenty Five Thousand United States Dollars ($25,000), which is due and payable in a series of installments of principal with a final payment date of June 1, 2008, as discussed below, together with interest from the date hereof on the unpaid principal balance at the rate of 8% per annum for the period from June 1, 2004 until May 31, 2007, and at the rate of 12% per annum for the period from June 1, 2007 and until paid in full.

         Interest on the outstanding amount under this Note shall be due and payable in arrears semiannually at the rates specified above, commencing on December 1, 2004, and on each June 1 and December 1 thereafter until the principal of this Note is paid in full. Interest shall be computed on the basis of a 360-day year or twelve 30-day months.

         The principal amount of this Note shall be due and payable in installments on the first day of each month, starting on June 1, 2007, in an amount equal (for each such date) to $2083.34 provided however that in the event Karyn Wornick no longer owns a majority of then existing interest in the Borrower, this Note becomes immediately due and payable. This Note shall also become immediately due and payable upon the voluntary or involuntary commencement of bankruptcy or insolvency proceedings by or against the Borrower. The provisions of the first sentence of this paragraph to the contrary notwithstanding, the last payment made under this Note shall be equal to the then unpaid balance of the principal of this Note plus all accrued and unpaid interest on, and any other amounts due under, this Note.

         Notwithstanding any other provision contained herein, the rate of interest charged hereon shall at no time exceed a rate which equals the maximum interest rate permitted by applicable law with respect to the transaction contemplated hereby.

         Lender agrees and acknowledges that this Note is unsecured.

         Payments of the principal and interest on this Note shall be made by Borrower to Lender in cash or by certified check delivered to Lender at the address indicated below, or at such other address as Lender may designate to Borrower in writing, without set-off or counterclaim, free and clear of and without deduction for any present or future taxes, restrictions or conditions of any nature.

         Borrower may prepay the unpaid principal amount of this Loan, in whole or in part, at any time, without premium or penalty.

         Borrower expressly waives diligence, presentment, demand, protest and all notices of any kind whatsoever with respect to this Note and agrees to pay all reasonable expenses incurred by Lender incidental to or in any way relating to Lender's enforcement of the obligations of Borrower hereunder.

         This Note may not be sold, assigned, transferred, negotiated, granted participations in or other wise disposed of by Lender or Borrower without the prior written consent of the other party. This Note may not be amended except by an agreement in writing signed by Borrower and Lender.

         No delay by Lender in exercising any right hereunder shall operate as a waiver of any right; nor shall any signed or partial exercise of any right preclude other or further exercise thereof, or the exercise of any other right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless in writing signed by Lender.

         All notices, payments, instructions, demands and other communications hereunder shall be in writing and shall be delivered personally or sent by registered or certified mail, postage prepaid and return receipt requested, in each case address to:

        If to Lender:                                   Edward Sundberg
                                                        ConsultAmerica, Inc.
                                                        13070 Addison Road
                                                        Rosewell, GA 30075

        With a copy to:                                 Henry W. Harvey, CPA, PC
                                                        5057 Hubert Drive
                                                        Sandy Springs, GA 30025

        If to Borrower:                                 Karyn Wornick
                                                        99 Antoh Street A-9
                                                        Concord, NH 03301


         This Note shall be governed by and construed and interpreted in accordance with the laws of the State of Georgia.


               [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by its officers thereunto duly authorized, as of the date hereof.



                                                     THAT EVENT COMPANY

                                                       /s/

                                                       By: _____________________
                                                     Name: Karyn J. Wornick
                                                     Title:   President